                      AAL Variable Product Series Fund, Inc.

                             Form N-SAR for
                          Period Ended 04-30-04

                            INDEX TO EXHIBITS

EXHIBIT NO.                        ITEM
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    1.            Shareholder meeting report (Item 77.C.)

    2.            Changes in control of Registrant (Item 77.H.)

    3.            Transactions effected pursuant to Rule 10f-3 (Item 77.O.)